                                                                   EXHIBIT 10.22
                                                                   -------------

================================================================================

                  AMENDMENT NO. 1, DATED AS OF JUNE 16, 1994,

                                      TO

                             PAMECO HOLDINGS, INC.

                            STOCKHOLDERS' AGREEMENT

================================================================================

                               TABLE OF CONTENTS
                               -----------------

                                                                         Page
                                                                         ----
Recitals..................................................................  1
1. Consent and Amendment..................................................  3
2. Permitted Transfers by Non-Employee Holders............................  3
3. Transfers of Employee Shares...........................................  4
4. Rights of Inclusion....................................................  5
5. Rights to Compel Sale..................................................  7
6. Termination of Employment of Employee Holders..........................  9
7. Right of First Refusal on Lender Shares................................ 11
8. Right of First Refusal on Investor Shares.............................. 13
9. Right of First Refusal on Frigorifique Shares.......................... 13
10. Antidilution and Preemptive Rights.................................... 14
11. After-Acquired Shares................................................. 14
12. Directors; Voting Agreement; Other Covenants.......................... 14
13. Share Certificates.................................................... 15
14. Covenant by the Investors............................................. 17
15. Covenant by the Corporation........................................... 17
16. Covenant by Frigorifique.............................................. 17
17. Equitable Relief...................................................... 17
18. Arbitration........................................................... 17
19. Miscellaneous......................................................... 18
Signatures................................................................ 19

                                AMENDMENT NO. 1
                                      TO
                            STOCKHOLDERS' AGREEMENT
                            -----------------------

          This AMENDMENT NO. 1, dated as of June 16, 1994, to STOCKHOLDERS' AGREEMENT (as so amended, this "Agreement") is entered into as of June 16, 1994, by and among TCR International Partners L.P., a Delaware limited partnership ("TCRI"), Terbem Ltd., a British Virgin Islands corporation ("Terbem"), Tinvest Ltd., a British Virgin Islands corporation ("Tinvest"), Mitvest Ltd., a British Virgin Islands corporation ("Mitvest"), Bobst Investment Corp., a British Virgin Islands corporation ("Bobst"), K Investment Partners L.P., a Delaware limited partnership ("KIP"), Klingenstein Charitable Partners, a New York general partnership ("KCP"), Pameco Holdings, Inc., a Delaware corporation (the "Corporation"), Brian R. Esher, Chief Executive Officer of the Corporation and/or certain of its direct or indirect wholly-owned subsidiaries ("Esher"), certain employees of the Corporation and/or certain of its direct or indirect wholly-owned subsidiaries that may, from time to time, enter into an option agreement with the Investors (the "Employees") (the Employees and Esher (to the extent he owns the Employee Shares indicated on the signature pages hereof) are collectively referred to herein as the "Employee Holders"), Generale Frigorifique SA, a French corporation ("Frigorifique"), and each of the Lenders listed on the signature pages hereof (collectively, the "Lenders"). TCRI, Terbem, Tinvest, Mitvest, Bobst, KIP, KCP and Esher (to the extent he owns the Investor Shares indicated on the signature pages hereof) are collectively referred to herein as the "Investors". The Investors, the Employee Holders, Frigorifique and the Lenders are collectively referred to herein as the "Stockholders" and each individually as a "Stockholder."

                             W I T N E S S E T H:
                             - - - - - - - - - --

          WHEREAS, the Corporation is authorized to issue 10,000,000 shares of Common Stock, par value $.01 per share (the "Shares"), and 4,000 shares of Series A Preferred Stock, par value $1.00 per share (the "Series A Preferred Shares"), all of which Shares and Series A Preferred Shares are currently issued and outstanding; and

          WHEREAS, the parties hereto (other than Frigorifique) are parties to a Stockholders' Agreement, dated as of March 19, 1992 (the "Original Stockholders' Agreement"), which contains certain agreements with respect to the management of the Corporation, the transfer of the Shares of the Corporation by each of the Stockholders and certain other matters;

          WHEREAS, on June 30, 1993, Frigorifique purchased from certain of the Stockholders an aggregate of 1,000,000 Shares (such purchase being hereinafter referred to as the "1993 Transaction");

          WHEREAS, Frigorifique currently proposed to purchase from certain of the Stockholders an aggregate of 1,000,000 additional Shares (such purchase being hereinafter referred to as the "1994 Transaction");

          WHEREAS, the Stockholders (other than Frigorifique) which are parties to this Amendment No. 1 desire to consent herein to the 1993 Transaction and the Stockholders which are parties to this Amendment No. 1 desire to consent herein to the 1994 Transaction and to amend the Original Stockholders' Agreement for the purpose, among others, of reflecting Frigorifique's status as a Stockholder and to make certain provisions with respect thereto; and

          WHEREAS, each Stockholder is currently the record and beneficial owner of the number of Shares appearing opposite his or its name on the signature pages hereto, free and clear of all options, liens, encumbrances or charges of any kind (the Shares held at any time by the Investors being sometimes collectively referred to herein as the "Investor Shares", the Shares being held by the Lenders being sometimes collectively referred to herein as the "Lender Shares", the Shares being held by Frigorifique being sometimes referred to as the "Frigorifique Shares" and the Shares being held at any time by the Employee Holders being sometimes referred to as "Employee Shares"); and

          WHEREAS, Frigorifique is currently the record and beneficial owner of 4,000 Series A Preferred Shares.

          NOW, THEREFORE, in consideration of the agreements and mutual covenants contained herein, the parties hereto hereby agree as follows:

          1.   Consent and Amendment.
               ---------------------

          (a)  Consent to 1993 Transaction.  Notwithstanding anything to the
               ---------------------------
contrary set forth in the Original Stockholders' Agreement or elsewhere, each of the Stockholders which is a party to this Amendment No. 1 (other than Frigorifique) hereby consents to the consummation of the 1993 Transaction and waives all rights of any nature whatsoever to which such Stockholder might otherwise be entitled by reason of such transaction.

          (b)  Consent to 1994 Transaction.  Notwithstanding anything to the
               ---------------------------
contrary set forth in the Original Stockholders' Agreement or elsewhere, each of the Stockholders which is a party to this Amendment No. 1 hereby consents to the consummation, upon the terms and subject to the conditions set forth in the letter agreement dated May 10, 1994 between Frigorifique and the Sellers referred to therein, of the 1994 Transaction and waives all rights of any nature whatsoever to which such Stockholder might otherwise be entitled by reason of such transaction.

          (c)  Amendment.  The Original Stockholders' Agreement is hereby
               ---------
amended so that, as amended, it shall read in its entirety as set forth in this Amendment No. 1.

          2.   Permitted Transfers by Non-Employee Holders.
               -------------------------------------------

          (a)  Transfer of Investor Shares.  Notwithstanding anything to the
               ---------------------------
contrary contained in this Agreement, but subject to Sections 4, 5 and 8 hereof, any of the Investors may, without the consent of any of the other parties hereto, directly or indirectly, sell or assign any of the Investor Shares; provided, however, that no Investor shall, without the prior written consent of
--------  -------
the Lenders, mortgage, pledge or create a security interest in, or lien upon, any of such Investor's Shares, except pursuant to the GECC Option Agreement (as hereinafter defined). In the event of any such disposition, a transferee or subsequent transferee of such Investor shall be entitled to the rights and privileges enjoyed by such Investor that are set forth in this Agreement and shall be bound and obligated to the extent of the Investor by the provisions of this Agreement. In the event of any disposition by the Investors of Shares to GECC pursuant to that certain Option Agreement dated March 19, 1992 (the "Option Agreement"), GECC and its transferees or subsequent transferees shall be entitled to the rights and privileges that are set forth in this Agreement pertaining to Lenders and GECC shall be bound and obligated to the same extent as Lenders, except that GECC shall have no rights under Section 12(a) hereof.

          (b)  Transfer of Lender Shares.  Except to the extent expressly
               -------------------------
permitted by Sections 4, 5 and 7 hereof, no Lender shall, without the prior written consent of the Investors, directly or indirectly, sell, assign, mortgage, hypothecate, transfer, pledge, create a security interest in or lien upon, encumber, give, place in trust, or otherwise voluntarily or involuntarily dispose of any of the Lender Shares (other than to an Affiliate (as hereinafter defined)). However, in the event any such disposition is permitted or consented to, a transferee or subsequent transferee of any Lender shall be entitled to the rights and privileges that are set forth in this Agreement and shall be bound and obligated by the provisions of this Agreement to the same extent as the transferor of such Shares.

          (c)  Condition to Permitted Transfers.  As a condition to any
               --------------------------------
transfer, sale or exchange permitted pursuant to this Section 2, each transferee shall, prior to such transfer, sale or exchange, agree in writing to be bound by all of the provisions of this Agreement (unless it has already done so).

          (d) Notwithstanding anything to the contrary set forth herein, Frigorifique may, without the consent of any of the other parties hereto, directly or indirectly, sell or assign any of its Shares to any Affiliate of Frigorifique. Any such Affiliate shall be entitled to all of the rights and subject to all of the obligations, of Frigorifique hereunder.

          3.   Transfers of Employee Shares.
               ----------------------------

          (a) Except as otherwise provided in this Agreement no Employee Holder, either directly or indirectly, shall sell, assign, mortgage, hypothecate, transfer, pledge, create a security interest in or lien upon, encumber, give, place in trust, or otherwise voluntarily or involuntarily dispose of any Employee Shares now owned or hereafter acquired by such Employee Holder.

          (b)  Notwithstanding the provisions of Section 3(a) hereof:

               (i) Each Employee Holder shall have the right at any time during the term of this Agreement to transfer any or all of his Vested Shares (as hereinafter defined), for no Consideration or at a price to be determined in the sole discretion of such Employee Holder, during his lifetime, to his spouse or his issue or a trust formed for their benefit.

               (ii) In the event of the death or adjudicated incompetency of an Employee Holder, the Shares of such Employee Holder may be transferred to his heirs, beneficiaries, executor, administrator, guardian or other legal representative, or in the event of the death of an Employee Holder whose Shares are held in joint tenancy, to the surviving joint tenant.

               (iii)  Subsequent to the Public Offering Date (as defined in
Section 19(d) hereof), each Employee Holder shall have the right to sell Vested Shares pursuant to transactions exempt from registration pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act").

          As a condition of any transfer permitted in this Section 3(b) (other than transfers permitted by Section 3(b) (iii)), each such transferee shall agree in writing at the time of any such transfer to be bound by all of the provisions of this Agreement and shall be deemed to be an Employee Holder for purposes of this Agreement unless the context requires otherwise. In the event of any transfer permitted by this Section 3(b), prompt written notice thereof shall be delivered to the Corporation by the transferring Employee Holder or his successor or legal representative.

          (c) Unvested Shares shall not be transferable by any Employee Holder except as permitted by Section 3(b)(ii).

          4.   Rights of Inclusion.

          (a) None of the Investors shall, directly or indirectly, sell or otherwise dispose of any Shares to any third party (other than an Affiliate), if after giving effect to such sale or other disposition, the total number of Shares owned by TCRI, Terbem, Tinvest, Mitvest, Bobst, KIP, KCP, Esher (to the extent he owns Investor Shares) and/or any of their respective Affiliates (the "Initial Investors"), collectively, would constitute less than 51% of the total number of Shares issued and outstanding at such time, unless the terms and conditions of such sale or other disposition to such third party shall include an offer to each of the other Stockholders, to include, at the option of each such Stockholder, in the sale or other disposition to the third party, a number of Shares owned by each such Stockholder determined in accordance with Section 4(b) below. If the Investors receive a bona fide offer from a third party to purchase or otherwise acquire a number of Shares which, after giving effect to such disposition, would reduce the total number of Shares owned by the Initial Investors collectively to less than 51% of the total number of Shares issued and outstanding at such time, the Investors receiving such a bona fide offer shall then cause the third party's offer to be reduced to writing (which writing shall include an offer to purchase or otherwise acquire Shares from the Stockholders according to the terms and conditions of this Section) and shall send written notice of the third party's offer (the "Notice") to each of the Stockholders. The Notice shall be accompanied by a true and correct copy of the third party's offer. At any time within 30 days after receipt of the Notice, each of the Stockholders (other than the Investors) may accept the offer (the "Accepting Stockholders") included in the Notice for up to such number of Shares as is determined in accordance with the provisions of subsection (b) of this Section 4, by furnishing written notice of such acceptance to the Corporation, the Investors and the third party offeror. Each Accepting Stockholder hereby agrees to take all necessary steps to consummate the sale or other disposition of such Shares pursuant to the terms of such third party's offer, including the delivery to the third party offeror of the certificate or certificates representing the Shares to be sold or otherwise disposed of pursuant to such offer by the Accepting Stockholder. In the case of Employee Holders, the rights and benefits of this Section 4 shall only be deemed to apply to Vested Shares.

          (b)  Each Accepting Stockholder shall have the right, pursuant to
Section 4(a) above, to sell, pursuant to the third party's offer, Shares equal to the product of (A) the total number of Shares to be acquired by the third party, times (B) a fraction, the numerator of which shall be the total number of Shares owned by such Accepting Stockholder, and the denominator of which shall be the total number of Shares owned by all the Stockholders. The maximum number of Shares that may be sold or otherwise disposed of by each Stockholder pursuant to the third party's offer shall be the total number of Shares then owned by such Stockholder. The Investors shall have the right to sell an amount of Shares equal to (A) the total number of Shares to be acquired by the third party, minus (B) the aggregate number of Shares to be sold by all of the Accepting Stockholders.

          (c) It shall be a condition to each Accepting Stockholder's right to sell its Shares under this Section 4, that the purchase from each Accepting Stockholder pursuant to this Section shall be for the same Consideration per Share and otherwise on the same terms and conditions upon which the Investors are selling their shares.

          "Consideration" means the aggregate value, whether in cash, securities, assumption or guarantee of debt or liabilities, or other property paid or payable directly or indirectly to any Stockholder whether denominated as compensation for the transfer of Shares, finders fee, bonus, or otherwise.

          For purposes of computing the value of Consideration:

               (i)    the value of securities shall be determined as follows:
(A) the value of securities (whether debt or equity) that are traded on a national securities exchange shall be the last closing price of such securities on such exchange on the day prior to the transfer of such securities by the Stockholder; and (B) the value of securities (whether debt or equity) that the principal market for which is the over-the-counter market shall be the arithmetic mean between the last bid and asked prices for such securities on the day prior to the transfer of such securities by the Stockholder;

               (ii) the value of indebtedness, including indebtedness assumed or guaranteed, shall be its fair market value; and

               (iii) the value of other liabilities and property shall be the fair market value at the date of transfer or such other value upon which the Investors, the Lenders and the third party offeror agree.

          (d) As promptly as practicable (but in no event later than 10 business days) after the consummation of the sale or other disposition of the Shares of the Investors and the Accepting Stockholders to the third party pursuant to the third party's offer, the Investors shall notify the Accepting Stockholders thereof. The total sales price to be collected by the Stockholders in connection with the sale of the Shares of the Accepting Stockholders shall be paid by the third party purchaser directly to the Accepting Stockholders.

          (e) If within 30 days after the receipt of the Notice, any Stockholder has not accepted the offer contained in the Notice, such Stockholder will be deemed to have waived any and all rights with respect to the sale or other disposition of Shares in the transaction described in the Notice and the Investors shall have 30 days in which to sell or otherwise dispose of not more than the amount of Shares described in the Notice, on terms not more favorable to the Investors receiving the bona fide offer than were set forth in the Notice. If, at the end of 60 days following the receipt of the Notice, the Investors have not completed the sale or other disposition of Shares owned by the Investors and the Accepting Stockholders in accordance with the terms of the third party's offer, and all the restrictions on sale or other disposition contained in this Agreement with respect to Shares owned by the Investors and the Accepting Stockholders shall again be in effect.

          5.   Rights to Compel Sale.
               ---------------------

          (a) Notwithstanding anything to the contrary contained herein, if, at any time, any one or more of the Initial Investors desires to, directly or indirectly, sell or otherwise dispose of any Shares to any third party (other than an Affiliate), such that after giving effect to such sale or other disposition the total number of Shares owned by the Initial Investors and Employee Holders, collectively, would constitute 10% or less of the total number of Shares collectively owned, directly or indirectly, by them as of the date hereof, such Initial Investors (the "Offering Holders") shall first make a written offer (the "Offer") to Frigorifique offering to sell such Shares and (i) stating the cash price per Share, denominated in U.S. Dollars, which the Offering Holders are seeking, (ii) stating the number of Shares the Offering Holders desire to sell, (iii) indicating what portion (if any) of the price will be subject to future indemnification and specifying the terms thereof, (iv) stating generally the representations and warranties the Offering Holders are prepared to make, and (v) stating any other terms and conditions of the offer. Frigorifique shall then have the option, but not the obligation, to purchase all, but not less than all, of the Shares so offered at the price and upon the terms and conditions set forth in the Offer. The option provided for herein shall be exercisable by Frigorifique by giving written notice to the Offering Holders within sixty (60) days after receipt of the Offer.

          (b) if Frigorifique chooses not to exercise such option, it may, within the sixty (60) day period provided for herein, propose a counteroffer (the "Counteroffer") proposing changes to the Offer. The offering Holder shall then have the option, but not the obligation, to accept the Counteroffer by giving written notice thereof within thirty (30) days of receipt of the Counteroffer.

          (c) If, for any reason, Frigorifique does not acquire the Shares subject to an Offer as provided in the preceding subsections (a) and (b), the Offering Holders shall have the right for a period of two hundred and seventy
(270) days following the termination of the thirty (30) day period referred to in the preceding subsection (b) to (i) sell all of the Shares that were the subject of the Offer to any third party purchaser (other than an Affiliate), but only on terms and conditions more favorable to the Offering Holders than those contained in the Offer (or any Counteroffer, if a Counteroffer shall have been made), and (ii) compel Frigorifique to sell all of its Shares to such third party purchaser in accordance with the provisions of subsection (f) below.

          (d) If, for any reason, Frigorifique chooses not to exercise the option provided for in subsection (a) hereof and not to make a counteroffer pursuant to subsection (b), then, at the expiration of the sixty (60) day period provided for in subsection (a), the Offering Holders shall have the right for a period of two hundred and seventy (270) days to (i) sell all of the Shares that were the subject of the Offer to any third party purchaser (other than an Affiliate) on any terms and conditions, including, without limitation, such terms or conditions which may be less favorable to the Offering Holders than those contained in the Offer and (ii) to compel Frigorifique to sell all of its Shares to such third party purchaser in accordance with the provisions of subsection (f) below.

          (e) If Shares which were the subject of an Offer pursuant to subsection (a) hereof are not sold pursuant to the provisions of this Section prior to the expiration of the applicable time periods, such Shares shall be come subject once again to the provisions and restrictions hereof.

          (f) If Frigorifique is compelled to sell its Shares pursuant to subsections (c) or (d) hereof, then the Offering Holders may, at their option, require all the other Stockholders to sell all, but not part, of the Shares owned by them (together with the Frigorifique Shares to be sold, the "Designated Shares") to such third party. If the Offering Holders elect to compel Frigorifique to sell its Shares and the Offering Holders exercise their option (pursuant to this subsection (f)) to require all other Stockholders to sell their Shares, each Stockholder hereby agrees to sell all of its Designated Shares to such third party for the same Consideration per Share and otherwise on the same terms and conditions upon which the Offering Holders are selling their Shares; provided, however, that such sale shall not be for Consideration valued
        --------  -------
at less than US$4.00 per Share; provided, further, however, that each such
                                --------  -------  -------
Stockholder shall only be required to indemnify any such third party for an amount equal to the product of (i) the difference between the Consideration per Share received by such Stockholder and such Stockholder's cost basis in such Shares and (ii) the number of Shares sold by each such Stockholder. For the purposes of this Section 5, "Consideration" shall have the same meaning as is assigned to such term in Section 4(c) hereof.

          (g) The Investors shall send written notice of the exercise of their rights and option referred to in subsection (f) to each of the other Stockholders, setting forth the Consideration per Share to be paid by the third party purchaser and the other terms and conditions of such transaction. In the event that the Consideration is in a form other than cash, the Offering Holders shall provide the other Stockholders with a good faith valuation of the Consideration. Within 10 days following the date of such notice, each of the other Stockholders shall deliver to a representative of the Offering Holders designated in the notice referred to above, certificates representing the Designated Shares held by such Stockholder, duly endorsed, together with all other documents required to be executed in connection with such transaction. In the event that any of such other Stockholders shall fail to deliver such certificates to the Offering Holders' representative, the Corporation shall cause the books and records of the Corporation to show that such Shares are bound by the provisions of this Section 5 and that such Shares shall be transferred only to such third party purchaser upon any surrender of such Shares for transfer by the holder thereof.

          (h) If, within 90 days after the Offering Holders given such notice, the sale of all the Shares of the Stockholders in accordance with the written notice referred to above has not been completed, the Offering Holders shall return to each of the other Stockholders all certificates representing Shares that such Stockholder delivered for sale pursuant hereto, and all the restrictions on sale or other disposition contained in this Agreement with respect to Shares owned by the Offering Holders and the other Stockholders shall again be in effect.

          (i) Simultaneously with the consummation of the sale of Shares of the Offering Holders and the other Stockholders pursuant to this Section 5, the Offering Holders shall remit to each of the other Stockholders the total sales price of the Shares of such Stockholders sold pursuant thereto, and shall furnish such other evidence of the completion and time of completion of such sale or other disposition and the terms thereof as may be reasonably requested by such Stockholders.

          (j) Prior to, or simultaneously with, any compulsory sale by Frigorifique of its Shares pursuant to this Agreement, the Company shall redeem all of the Series A Preferred Shares then owned by Frigorifique.

          6.   Termination of Employment of Employee Holders.
               ---------------------------------------------

          (a) For purposes of this Agreement, all Employee Shares owned by Esher after giving effect to the 1994 Transaction, shall be deemed "Vested Shares". The Shares owned by each Employee shall be deemed "Vested Shares" for the purposes of this Agreement at such time as such Shares shall be deemed to be vested pursuant to option agreements to be entered into by such Employee and the Investors (the "Option Agreements"). Any Shares which shall not have vested pursuant to the Option Agreements entered into by an Employee shall be deemed "Unvested Shares" for the purposes of this Agreement. Notwithstanding the foregoing, any Vested Shares owned by Esher will not be subject to this Section 6.

          (b) If the employment of an Employee Holder terminates for any reason (such termination of employment to be referred to, for the purposes of this Agreement, as a "Termination Event" as to such Employee Holder), then such Employee Holder shall be deemed to have offered for sale to the Corporation, at a purchase price determined in accordance with Section 6(e) hereof, all of the Shares owned by such Employee Holder at the time of such Termination Event. The Corporation shall have a period of thirty (30) days after the date of such Termination Event to provide such Employee Holder with written acceptance of his offer to sell his Shares, which acceptance, subject to Section 6(h) hereof, need not be for all of his Shares offered to the Corporation.

          (c) The Corporation shall have the right to designate a third party to purchase any Shares which it would otherwise be entitled to purchase hereunder, and such third party shall be entitled to any such Shares on the same terms and conditions provided for herein; provided, however, that the
                                          --------  -------
Corporation shall first designate any of the Investors before designating any other third party purchaser.

          (d) The per Share purchase price of the Employee Shares to be sold by an Employee Holder pursuant to this Section 6 shall be determined as follows:

               (i) In the case of a Vested Share, the Appraised Value (as hereinafter defined) of such Share.

               (ii) In the case of an Unvested Share, the lesser of (A) the Base Price (as hereinafter defined) of such Share or (B) the Appraised Value of such Share.

          (e)  For the purposes of this Section 6:

               (i) "Base Price" shall mean the sum of (A) the amount equal to the average purchase price per share paid by such Employee Holder for the Shares and (B) an amount equal to the interest that would accrue on the amount referred to in clause (A) above, at the rate per annum offered from time to time by Citibank, N.A. for 90-day certificates of deposit in the amount of $1,000,000, had such amount been borrowed on the date of purchase of such Employee Shares and repaid on the date of the Termination Event.

               (ii) "Appraised Value" shall mean, in respect of any Employee Share, the fair market value of such Share, on the date of the Termination Event, based on the value of the Corporation, as determined by a nationally recognized independent investment banking firm selected by the Corporation, divided by the number of outstanding Shares (on a fully diluted basis); provided, however, that if an Appraised Value shall have been determined
--------  -------
pursuant to this Agreement at any time during the six month period immediately preceding the date of the Termination Event, the Corporation may in its sole discretion elect to utilize such prior determination.

          (f) Subject to any financing agreements or any other instruments or agreements of the Corporation and/or any of its subsidiaries from time to time in effect restricting the repurchase or retirement of Shares, including but not limited to (i) the Guarantee, dated March 19, 1992, (as amended from time to time, the "Guarantee"), by the Corporation of the repayment of funds by MLX Refrigeration & Air Conditioning Group, Inc. ("RAC") to General Electric Capital Corporation ("GECC") pursuant to that certain Credit Agreement, dated as of March 19, 1992, by and among RAC and GECC (the "Credit Agreement"), and (ii) the Credit Agreement, the purchase price of Employee Shares purchased upon the exercise of any option granted under this Section 6 shall be payable in cash (from sources legally available therefor). If any portion of the cash purchase price payable hereunder for any Employee Shares purchased pursuant to this
Section 6 is not available under applicable law or as a result of restrictions contained in the Guarantee or the Credit Agreement (the "Restrictions"), such portion shall be payable by the issuance and delivery of a promissory note (the "Take-Back Note") which shall bear interest at a rate per annum equal to the prime rate as publicly announced by Citibank, N.A. from time to time and which shall have such other terms as the Corporation may deem necessary or appropriate and (ii) thereafter shall have a five year maturity. In addition, the Take-Back Notes shall be subordinated to the rights of such creditors of the Corporation as may be required by law, the Guarantee or the Credit Agreement. The principal amount of the Take-Back Note shall be payable in equal annual installments but shall accelerate on the first date of the month following such date as such Restrictions shall have terminated in their entirety. In addition, if funds are unavailable for the payment when due of principal of or interest on the Take-Back Note as a result of the Restrictions, the holder of the Take-Back Note shall not be entitled to accelerate or demand payment of outstanding principal of and interest accrued on the Take-Back Note, but if and to the extent permitted by law, such accrued interest shall be included as the principal portion of a separate promissory note having terms otherwise identical to the Take-Back Note. Any payment of principal or interest deferred as a result of such restrictions shall be due and payable on the next date on which payment of principal on the Take-Back Note is due following the termination of such Restrictions. The Take-Back Notes shall in all instances have such terms as shall comply with any applicable requirements of the Guarantee and the Credit Agreement.

          (g) Notwithstanding anything in this Agreement to the contrary, the closing of any sale hereunder may be delayed in any case in which the Corporation has determined (based upon the advice of counsel) that it cannot, in compliance with applicable law, the

Guarantee or the Credit Agreement, purchase any Shares that it is otherwise obligated to purchase. In such case the closing of such sale shall be delayed until the earliest practicable date on which such closing may be effected in compliance with applicable law, the Guarantee and the Credit Agreement.

          (h) Subject to Sections 6(f) and 6(g) hereof, the Employee Holder and the Corporation shall mutually determine a closing date (the "Closing Date") for the purchase and sale of Employee Shares deemed offered hereunder, which shall be not more than 20 business days, subject to any applicable regulatory waiting periods, after the expiration of the notice period described in the subsection pursuant to which such Employee Shares may be purchased in accordance with this Agreement, or if any such day is not a business day, then the first business day thereafter; provided, however, that if the purchase price is to be based upon
            --------  -------
Appraised Value, such 20 business day period shall commence upon the final determination of Appraised Value.

          (i) The closing shall be held at 11:00 a.m., local time, at the offices of the Corporation or at such other time or place as the parties may agree. On the Closing Date, the Employee Holder shall deliver certificates, with appropriate transfer tax stamps affixed and with stock powers endorsed in blank, representing the shares of Stock to be purchased hereunder and shall represent and warrant that such Employee Holder has all necessary authority to effect the transfer of the subject Shares, that such Employee is the sole record and beneficial owner of such Employee Shares and has good and valid title to such Shares, free and clear of any and all liens, claims, pledges, options and restrictions of any kind whatsoever.

          (j) If the Corporation elects to exercise its right to purchase Shares under subsection (b) of this Section 5 for fewer than all the Employee Shares held by an Employee Holder, the Corporation shall purchase from such Employee Holder at least the number of Employee Shares necessary to qualify such purchase as a substantially disproportionate redemption pursuant to Section 302(b)(2) of the Internal Revenue Code of 1986, as amended.

          7.   Right of First Refusal on Lender Shares.
               ---------------------------------------

          (a) If any holder of Lender Shares desires to dispose of any or all of its Lender Shares, (i) such transfer must be pursuant to a written offer received from a proposed third party purchaser (the "Offer"), (ii) such holder shall give written notice (the "Holder's Notice") to the Corporation and the other holders of Lender Shares not fewer than thirty (30) days before the date of the proposed disposition, which notice shall specify the terms and conditions of the Offer and the identity of the offeror and (iii) the other holders of Lender Shares shall have the option, but not the obligation, to purchase all, but not less than all, of the Lender Shares for which the Offer was made at the price and upon the terms and conditions set forth in the Offer. The option provided for herein shall be exercisable by the other holders of Lender Shares, in such proportions as they may determine, by giving notice to the selling holder within ten (10) days after receipt of the Holder's Notice.

          (b) If, for any reason, the other holders of Lender Shares fail to exercise the option provided for in Section 7(a) hereof within the ten (10) day period described in Section

7(a) hereof, the rights provided to the other holders of Lender Shares in
Section 7(a) hereof shall expire and then Frigorifique shall have the option, but not the obligation, by providing written notice to such selling holder within ten (10) days following the expiration of the option of the other holders of Lender Shares above, to purchase all, but not less than all, of the Lender Shares for which the Offer was made at the price and upon the terms and conditions set forth in the Offer. The option provided for herein shall be exercisable by Frigorifique by giving notice to the selling holder within ten
(10) days after the expiration of the option provided for in Section 7(a) hereof.

          (c) If, for any reason, Frigorifique fails to exercise the option provided for in Section 7(b) hereof within the ten (10) days period described in
Section 7(b) hereof, the rights provided to Frigorifique in Section 7(b) hereof shall expire and then the Investors shall have the option, but not the obligation, by providing written notice to such selling holder within ten (10) days following the expiration of the option of Frigorifique above, to purchase all, but not less than all, of the Lender Shares for which the Offer was made at the price and upon the terms and conditions set forth in the Offer. The option provided for herein shall be exercisable by the Investors by giving notice to the selling holder within ten (10) days after the expiration of the option provided for in Section 7(b) hereof.

          (d) If, for any reason, the Investors fail to exercise the option provided for in Section 7(c) hereof within the ten (10) day period described in
Section 7(c) hereof, the Investors' rights shall expire and then the Corporation shall have the option, but not the obligation, by providing written notice to such selling holder within ten (10) days following the expiration of the Investors' option above, to purchase all, but not less than all, of the Lender Shares for which the offer was made at the price and upon the terms and conditions set forth in the Offer. The option provided for herein shall be exercisable by the Corporation by giving notice to the selling holder within ten
(10) days after the expiration of the option provided for in Section 7(c) hereof.

          (e) If, for any reason, the Corporation fails to exercise the option provided for in Section 7(d) hereof within the ten (10) day period described in
Section 7(d) hereof, the Corporation's option shall expire and no subsequent attempted exercise thereof shall be effective, and the selling holder shall have the right for a period of sixty (60) days following the expiration of such option, to sell any or all of the Shares subject to the Offer, notwithstanding the restrictions or limitations of this Agreement; provided, however, that such
                                                   --------  -------
sale may be to any offeror but only pursuant to the terms and conditions of the Offer, and provided, further, that such offeror shall agree in writing to be bound by all of the terms and conditions of this Agreement which apply to Lenders. If such Shares are not sold pursuant to the provisions of this Section 7(e) prior to the expiration of the sixty (60) day period specified herein, such Shares shall become subject once again to the provisions and restrictions hereof.

          8.   Right of First Refusal on Investor Shares.
               -----------------------------------------

          (a) If, at any time, any Initial Investor desires to dispose of any Shares, such Initial Investor (the "Offering Investor") shall first make a written offer (the "Offer") to Frigorifique offering to sell such Shares and stating the price per Share, denominated in U.S.

Dollars, which such holder is seeking, the number of Shares such Offering Investor desires to sells and any other terms and conditions of the offer. Frigorifique shall then have the option, but not the obligation, to purchase all, but not less than all, of the Shares so offered at the price and upon the terms and conditions set forth in the Offer. The option provided for herein shall be exercisable by Frigorifique by giving written notice to the Offering Investor within sixty (60) days after receipt of the Offer.

          (b) If, for any reason, Frigorifique fails to exercise the option provided for in the preceding subsection (a) within the sixty (60) day period provided for therein, Frigorifique's option shall expire and no subsequent attempted exercise thereof shall be effective, and the Offering Investor shall have the right for a period of two hundred and ten (210) days following the expiration of such option, to sell any or all of the Shares that were the subject of the Offer notwithstanding the restrictions or limitations of this Agreement; provided, however, that such sale may be made to any third party
           --------  -------
purchaser but only on terms no less favorable to the Offering Investor holder than those contained in the Offer; and provided, further, that such purchaser
                                       --------  -------
shall agree in writing to be bound by all of the terms and conditions of this Agreement which apply to Investors. If such Shares are not sold pursuant to the provisions of this subsection (b) prior to the expiration of the two hundred and ten (210) day period specified herein, such Shares shall be come subject once again to the provisions and restrictions hereof.

          9.   Right of First Refusal on Frigorifique Shares.
               ---------------------------------------------

          (a) If Frigorifique or any Affiliate of Frigorifique desires to dispose of any of its Shares, Frigorifique and each of its Affiliates shall first make a written offer (the "Offer") to the Investors offering to sell all, but not part, of their Shares and stating the price per Share, denominated in U.S. Dollars, which they are seeking, the number of Shares they desire to sell and any other terms and conditions of the offer. The Investors shall then have the option, but not the obligation, to purchase all, but not less than all, of the Shares so offered at the price and upon the terms and conditions set forth in the Offer. The option provided for herein shall be exercisable by the Investors by giving written notice to Frigorifique and each Affiliate within thirty (30) days after receipt of the Offer.

          (b) If, for any reason, the Investors fail to exercise the option provided for in the preceding subsection (a) within the thirty (30) day period provided for therein, the Investors' option shall expire and no subsequent attempted exercise thereof shall be effective, and Frigorifique shall have the right for a period of two hundred and ten (210) days following the expiration of such option, to sell the Shares that were the subject of the Offer notwithstanding the restrictions or limitations of this Agreement; provided,
                                                                   --------
however, that such sale may be made to any third party purchaser but only on
-------
terms no less favorable to Frigorifique than those contained in the Offer; and provided, further, that such purchaser shall agree in writing to be bound by all
--------  -------
of the terms and conditions of this Agreement which apply to Frigorifique; provided, however, that such purchaser will not have any rights of first refusal
--------  -------
granted to Frigorifique as part of Sections 5 and 8 hereof unless such purchaser is an Affiliate of Frigorifique. If such Shares are not sold pursuant to the provisions of this subsection (b) prior to the expiration of the two hundred and ten (210) day period specified herein, such Shares shall be come subject once again to the provisions and restrictions hereof.

          (c) Notwithstanding anything else to the contrary contained herein, once Frigorifique has made an Offer pursuant to subsection (a) hereof (and whether or not such Offer was accepted by the Investors), the right of first refusal on the Investor Shares and the Employee Shares granted to Frigorifique as part of Sections 5 and 8 hereof shall terminate. Further, the Investors shall be able to compel Frigorifique to sell to a third party under Section 5 without being required to first make an Offer to Frigorifique thereunder.

          10.  Antidilution and Preemptive Rights.  Prior to and other than in
               ----------------------------------
connection with an initial public offering, or any transaction in which all stockholders participate pro rata in accordance with their respective Share ownership (such as a stock dividend, stock split, rights offering, reclassification, recapitalization, merger or similar transaction), the Corporation shall not issue any Shares in addition to the amount issued and outstanding on the date hereof (other than issuances pursuant to stock bonus, stock option or similar compensation plans for the benefit of employees, officers or directors of the Corporation and/or its subsidiaries, which employees, officers, or directors are not either Employee Holders or Investors) without offering the Lenders the opportunity to participate in such issuance upon the same terms as any of the other parties thereto.

          11.  After-Acquired Shares.
               ---------------------

          (a) All of the provisions of this Agreement shall apply to all of the Shares now owned or hereafter issued or transferred to a Stockholder or to its transferee or subsequent transferee in consequence of any additional issuance, purchase, exchange or reclassification of Shares, corporate reorganization, or any other form of recapitalization, consolidation, merger, share split or share dividend, or which are acquired by a Stockholder in any other manner; provided,
                                                                      --------
however, that this Agreement shall not apply to Shares purchased by Employee
-------
Holders in open market transactions after the Public Offering Date.

          (b) Prior to the Public Offering Date, the Investors agree to use their best efforts to cause any employee of the Corporation who is not an Employee Holder on the date hereof and who in the future is granted an option to purchase any Investor Shares, to execute an Option Agreement and become bound as a party to this Agreement prior to granting any such option.

          12.  Directors; Voting Agreement; Other Covenants.
               --------------------------------------------

          (a) The Board of Directors shall consist of seven (7) directors (or such other number as may be determined in accordance with the Corporation's Certificate of Incorporation and By-Laws). The holders of the Lender Shares shall be entitled to elect one director to the Board of Directors and appoint two observers who may attend meetings of the Board of Directors, but who will not have any rights to participate therein. The director to be elected by the holders of the Lender Shares shall be chosen jointly by The Equitable Life Assurance Society of the United States and Equitable Variable Life Insurance Company. Upon reasonable notice, such director (or his designated agent) shall be entitled to inspect the books and records of the Corporation. Frigorifique shall be entitled to elect one director to the Board of Directors.

          (b) Each of the Lenders and the Employee Holders hereby grants an irrevocable proxy to TCRI to vote, or gives a written consent with respect to, all of the Shares and the Series A Preferred Shares then owned by the grantor of the proxy for the election to the Board of Directors of the person or persons chosen by the Investors; provided, however, that in order to implement Section
                         --------  -------
12(a) hereof in addition to such other directors as the Investors may from time to time elect, the Investors shall elect to the Board of Directors the one nominee designated in writing jointly be Equitable Life Assurance Society of the United States and Equitable Variable Life Insurance Company and the one nominee designated by Frigorifique.

          (c) Each of the parties hereto agrees that as long as this Agreement is in effect, the By-laws of the Corporation will provide that (i) any director of the Corporation shall be entitled to call a special meeting of the Board of Directors; provided, however, that such right shall only be available up to a
           --------  -------
maximum of two times per calendar year, and (ii) that any special meeting of the Board of Directors must be called with a minimum of two days notice.

          (d) There shall be no discrimination in any compensation or fees paid, or expenses reimbursed, to any director of the Corporation.

          (e) Any information provided to any outside director by the Corporation shall be provided to all outside directors of the Corporation.

          (f) The Corporation shall obtain and maintain a directors' and officers' liability insurance policy; provided, however, that the Corporation
                                      --------  -------
shall not be obligated to do so if, in the opinion of the Board of Directors, it is not commercially reasonable to do so.

          (g) The Corporation shall provide to the Lenders (i) as soon as available and in any event within forty-five (45) days after the end of each quarter, consolidated balance sheets of the Corporation and its subsidiaries as at the end of such quarter and the related consolidated statements of income, stockholders' equity and cash flows for such quarter, and (ii) as soon as available and in any event within ninety (90) days after the end of each fiscal year of the Corporation, consolidated balance sheets of the Corporation and its subsidiaries as of the end of such year and the related consolidated statements of income, shareholders' equity and cash flows for the period commencing at the end of the previous fiscal year and ending with the end of such year.

          13.  Share Certificates.
               ------------------

          (a)  Restrictive Endorsement.  Each certificate representing the
               -----------------------
Shares now or hereafter held by a Stockholder shall be stamped with a legend in substantially the following form:

          "The shares represented by this certificate are subject to a Stockholders' Agreement dated March 19, 1992 (the "Stockholders' Agreement"), a copy of which is on file at the office of the Corporation and will be furnished to any prospective purchasers on request. Such Stockholders' Agreement provides, among other things, for certain restrictions on the sale, transfer, pledge, hypothecation or other disposition of the shares represented by this certificate and that under certain circumstances the holder hereof may be required to sell the Shares represented by this Certificate. It is a condition to the Corporation's obligation to register the transfer of this certificate that the transferee holder hereof agrees to be bound by the provisions of the Stockholders' Agreement.

          The shares represented by this certificate have been sold pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended, and may not be reoffered or sold unless so registered or an exemption from such registration is available and the Corporation receives an opinion of counsel to the foregoing effect."

          The Corporation agrees that upon the receipt by the Corporation of an opinion of securities counsel reasonably satisfactory to it that certain Shares and/or any certificate representing Shares may be transferred without registration under the Act, the holder thereof shall be entitled to receive from the Corporation a new certificate or certificates representing such Shares, without the last paragraph of the foregoing legend.

          The certificates representing Lender Shares also shall contain a legend substantially in the following form:

          "The shares represented by this certificate are Lender Shares (as defined in the Stockholders' Agreement)."

          The certificates representing Investor Shares also shall contain a legend substantially in the following form:

          The securities represented hereby are subject to the terms of an Option Agreement, dated as of March 19, 1992 (as amended, supplemented or otherwise modified from time to time), to which the registered holder, General Electric Capital Corporation and the issuer are parties, pursuant to which General Electric Capital Corporation has been granted an option to purchase such securities.

          (b)  Replacement Certificates.  Upon receipt of evidence reasonably
               ------------------------
satisfactory to the Corporation of the loss, theft, destruction or mutilation of any certificate representing Shares issued hereunder and of a bond or other indemnity reasonably satisfactory to the Corporation, and upon reimbursement to the Corporation of all reasonable expenses incident thereto, and upon surrender of such certificate, if mutilated, the Corporation will make and deliver a new certificate of like tenor in lieu of such lost, stolen, destroyed or mutilated certificate.

          14.  Covenant by the Investors.  The Corporation shall not, directly
               -------------------------
or indirectly, incur any indebtedness to or guarantee indebtedness or obligations of any Investor (or any Affiliate of an Investor) or issue any equity securities senior to the Shares to any Investor (or any Affiliate of an Investor) in excess of (i) an aggregate of $32.5 million in principal amount (which amount shall include the liquidation value of the 4,000 shares of Series A Preferred

Stock of the Corporation issued and outstanding as of the date hereof and $5 million principal amount of Junior Subordinated Notes of the Corporation outstanding as of the date hereof), plus (ii) any amounts that may be required to be paid by the Corporation pursuant to its Guarantee under the Credit Agreement and the ancillary documents delivered pursuant thereto, plus (iii) any dividends payable on the Series A Preferred Stock and any interest payable on the Junior Subordinated Notes referred to in this Section 14.

          15.  Covenant by the Corporation.  The Corporation agrees that it
               ---------------------------
shall not at any time permit any transfer to be made on its books or records of the certificates representing the Shares of the Stockholders or any other person subject to the provisions of this Agreement, and that it will refuse to recognize any claims of ownership of any purported transferee of such Shares, unless such transfer is made pursuant to and in accordance with the terms and conditions of this Agreement.

          16.  Covenant by Frigorifique.  Frigorifique agrees that so long as it
               ------------------------
owns at least 3% of the issued and outstanding Shares, it shall not, directly or indirectly, make any investments in, or enter into any joint ventures or business combinations with, any corporation or other entity incorporated, organized, or doing business primarily in the United States and which is engaged, directly or indirectly, in any business now conducted by the Corporation.

          17.  Equitable Relief.  The parties hereto agree and declare that
               ----------------
legal remedies may be inadequate to enforce the provisions of this Agreement and that equitable relief, including specific performance and injunctive relief, may be used to enforce the provisions of this Agreement.

          18.  Arbitration.  Any controversy arising under, out of, in
               -----------
connection with, or relating to, this Agreement, any amendment hereof, or the breach hereof, shall be determined and settled by arbitration in New York, New York, by a person or persons mutually agreed upon, or in the event of a disagreement as to the selection of the arbitrator or arbitrators, in accordance with the rules then obtaining of the American Arbitration Association. Any award rendered therein shall specify the findings of fact of the arbitrators and the reasons for such award, with the reference to and reliance on relevant law. Any such award shall be final and binding on each and all of the parties thereto and their personal representatives, and judgment may be entered thereon in any court having jurisdiction thereof.

          19.  Miscellaneous.
               -------------

          (a)  Affiliate.  The term "Affiliate" as used herein shall mean (i)
               ---------
any person directly or indirectly controlling, controlled by, or under common control with, another person, (ii) a person owning or controlling a majority of the outstanding voting securities of such other person, (iii) any officer, director, partner or employee of such other person, (iv) if such other person is an officer, director, partner or employee, any other entity for which such person acts in any such capacity, and (v) any parent, spouse or child (or any trust for the benefit of any parent, spouse or child) of any of the foregoing.

          (b)  Notices.  Any and all notices, designations, consents, offers,
               -------
acceptances, or any other communication provided for herein shall be made by hand-delivery, first class mail (registered or certified, return receipt requested), telex, telecopier, or overnight air courier guaranteeing next day delivery: (i) in the case of the Corporation, the Investors or Esher, to it, them or him, as the case may be, care of Three Cities Research, Inc., 135 East 57 Street, New York, New York 10022, and (ii) in the case of any other Stockholder, to the address of the party appearing under his or its name on the signature pages attached hereto (or to such other address as may be designated by such party). Except as otherwise provided in this Agreement, each such notice shall be deemed given at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery.

          (c)  Amendment.  No change or modification of this Agreement shall be
               ---------
valid, binding or enforceable unless the same shall be in writing and signed by the holders of at least 91% of the issued and outstanding Shares.

          (d)  Termination.  This Agreement may be terminated at any time by an
               -----------
instrument in writing signed by the holders of at least 91% of the issued and outstanding Shares. All provisions of this Agreement other than Sections 3, 6 and 15 through 19, shall terminate (i) upon the effectiveness of a Registration Statement filed by the Corporation in connection with an initial public offering of any of its equity securities, the date of such effectiveness being referred to herein as the "Public Offering Date." This Agreement shall terminate in its entirety ten (10) years from the date hereof, unless, at any time within two (2) years prior to such date, all of the parties extend its duration for as many additional periods, each not to exceed ten (10) years, as they may desire.

          (e)  Waiver.  No failure or delay on the part of the Stockholders or
               ------
any of them in exercising any right, power or privilege hereunder, and no course of dealing between the Corporation and the Stockholders or any of them shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude the simultaneous or later exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights and remedies which the Stockholders or any of them would otherwise have. No notice to or demand on the Corporation in any case shall entitle the Corporation to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Stockholders or any of them to take any other or further action in any circumstances without notice or demand.

          (f)  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

          (g)  Governing Law.  This Agreement shall be governed and construed in
               -------------
accordance with the law of the State of New York, except as to matters of general corporate law, as to which the Delaware General Corporation Law shall apply.

          (h)  Benefit and Binding Effect.  This Agreement shall be binding upon
               --------------------------
and shall inure to the benefit of the Corporation, its successors and assigns, and each of the Stockholders, and their respective executors, administrators and personal representatives and heirs and assigns. This Agreement shall not be construed so as to confer any right or benefit upon any person other than the aforementioned parties. In the event that any part of this Agreement shall be held to be invalid or unenforceable, the remaining parts thereof shall nevertheless continue to be valid and enforceable as though the invalid portions were not a part thereof.

          (i)  Attorneys' Fees.  In any action or proceeding brought to enforce
               ---------------
any provisions of this Agreement, or where any provisions hereof are validly asserted as a defense, the successful party shall be entitled to recover reasonably attorneys' fees in addition to any other available remedy.

          (j)  No Implied Right.  Nothing set forth in this Agreement shall be
               ----------------
deemed to (i) create any obligation on the part of the Corporation to employ or retain the services of any Stockholder or (ii) create any obligation of any Stockholder to remain in such employ or perform any services.

          (k)  Confidentiality.  All parties hereto will treat as confidential
               ---------------
and keep secret and not make known to anyone the contents of this Agreement except as may be required by law or by order of any governmental body or with the consent of all the parties hereto.

          IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.


                                   PAMECO HOLDINGS, INC.

                                   By:__________________________________________
                                       Name:
                                       Title:

                                   TCR INTERNATIONAL PARTNERS L.P.
Number of Shares
owned:  1,399,449
                                   By:__________________________________________
                                       Name:
                                       Title:

                                   TERBEM, LTD.
Number of Shares
owned:  2,918,188
                                   By:__________________________________________
                                       Name:
                                       Title:

                                   TINVEST, LTD.
Number of Shares
owned:  1,667,726
                                   By:__________________________________________
                                       Name:
                                       Title:

                                   MITVEST, LTD.
Number of Shares
owned:  390,315
                                   By:__________________________________________
                                       Name:
                                       Title:

                                   BOBST INVESTMENT CORP.
Number of Shares
owned:  496,773
                                   By:__________________________________________
                                       Name:
                                       Title:

                                   K INVESTMENT PARTNERS L.P.
Number of Shares
owned:  99,069
                                   By:__________________________________________
                                       Name:
                                       Title:

                                   KLINGENSTEIN CHARITABLE PARTNERS
Number of Shares
owned:  99,069
                                   By:__________________________________________
                                       Name:
                                       Title:

                                   BRIAN R. ESHER
Number of Employee
Shares owned: 808,544
                                   _____________________________________________



Number of Investor
Shares owned: 0

                                   GENERALE FRIGORIFIQUE SA
Number of Shares                   55, rue Charles Delescluze
owned: 2,000,000                   93171 Bagnolet Cedex
                                   France


                                   By:__________________________________________
                                       Name:
                                       Title:

THE LENDERS:
-----------
                                   THE BANK OF NOVA SCOTIA
Number of Shares                   55 Park Place, Suite 650
owned: 120,867                     Atlanta, Georgia  30303


                                   By:__________________________________________
                                       Name:
                                       Title:

                                   with a copy to:

                                   THE BANK OF NOVA SCOTIA
                                   Special Accounts Management
                                   1 Liberty Plaza - 26th Floor
                                   New York, NY  10006